UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2011

Annual

Repor t

Legg Mason

Strategic Real

Return Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Strategic Real Return Fund

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Strategic Real Return Fund for the twelve-month reporting period ended November 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

December 30, 2011

Legg Mason Strategic Real Return Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended November 30, 2011, the pace of the expansion was generally disappointing. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. Third quarter GDP growth then rose to 1.8%. Improving growth was attributed, in part, to higher consumer spending, which grew 1.7% in the third quarter, versus a modest 0.7% gain in the second quarter.

Two factors holding back the economy have been the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before falling to 9.0% in October. Unemployment then fell to 8.6% in November, its lowest rate since March 2009.

The housing market continued to experience challenges. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then declined during five of the next ten months. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,200 in November 2011, down 3.5% from November 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended November at 52.7.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate on hold until mid-2013. In September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). Finally, at its meeting in December (after the reporting period ended), the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.”

IV	Legg Mason Strategic Real Return Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

December 30, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Strategic Real Return Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks attractive long-term real return. The Fund defines real return as total return reduced by the impact of inflation. In seeking to meet its investment goal, the Fund expects to allocate its assets among five investment “sleeves” that Legg Mason Global Asset Allocation, LLC (“LMGAA”), the Fund’s adviser, believes generally complement each other, with the following target allocations of the Fund’s net assets:

•	Inflation-Linked Debt Securities (40%)

•	Equity Securities (20%)

•	Commodity-Linked Securities (20%)

•	Real Estate Investment Trusts (“REITs”)[i] (10%)

•	Tactical Strategy (10%)

LMGAA uses tactical asset allocation to dynamically shift the portfolio among these five sleeves, depending on the fundamental drivers of inflation at the time. Asset allocation decisions are primarily based on LMGAA’s evaluations of future U.S. price trends as measured by the Consumer Price Index (“CPI”)ii and the relative attractiveness of the asset classes in which the Fund invests. Ibbotson Associates, a research-driven thought leader in capital-markets expectations, contributes macroeconomic research that helps LMGAA assess the fundamental drivers of inflation.

The Fund utilizes a “multi-manager” approach, whereby the adviser and each subadviser provide day-to-day management for one or more of the investment sleeves. The adviser and each subadviser use different investment strategies in managing the sleeves, act independently from the others in their management of the relevant investment sleeve, and use their own methodology for selecting investments. Currently, Western Asset Management Company, Western Asset Management Company Limited in London and Western Asset Management Company Ltd. in Japan manage the Inflation-Linked Debt Securities Sleeve, Batterymarch Financial Management, Inc. manages the Equity Securities Sleeve and LMGAA manages the Commodity-Linked Securities Sleeve, the REITs Sleeve and the Tactical Strategy Sleeve. LMGAA may also allocate a portion of the Fund’s assets to ClearBridge Advisors, LLC, either in place of, or in addition to, the subadvisers named previously.

The Fund uses commodity derivatives (swaps and S&P GSCI®iii futures) to gain exposure to commodities. These derivatives are fully collateralized with cash.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the twelve months ended November 30, 2011, U.S. inflation peaked at 3.9% in September, before dropping back to 3.6% in October (the latest available statistic at the time of this reporting). Core inflation, which excludes the effects of food and energy prices, reached a three-year high of 2.1% in October. Overall, inflation remains muted in the U.S., although longer-term threats remain due to the high levels of government debt.

The Barclays Capital U.S. TIPS Indexiv was the best performing asset class among the components of the Fund’s Composite Indexv (the “Composite”), returning 11.8% over the reporting period as Treasury bond prices soared amid concerns related to the European debt crisis. The S&P GSCI® returned 10.4%, driven by gains in energy and precious metals, oil and gold prices in particular. The REIT market, as measured by the FTSE NAREIT All REITs Indexvi, rose 7.4% over the twelve months ended November 30th. Global equities were near neutral, with the MSCI All Country World Index (“MSCI ACWI”)vii returning just 0.2% after falling sharply in August as fears relating to the European sovereign debt crisis roiled global equity markets. The

2	Legg Mason Strategic Real Return Fund 2011 Annual Report

Fund overview (cont’d)

Citigroup 1-Month U.S. Treasury Bill Indexviii, a measure of one-month Treasury bills (also a component in the Composite), returned 0.1%, reflecting the near-zero level of short-term interest rates. The Composite currently is hedged 40% into a basket of foreign currencies, represented by the U.S. Dollar Index (“USDX”)ix. (Prior to November 30, 2011, the Composite was hedged to 50% exposure to the USDX.) The USDX fell 3.5% over the twelve months ended November 30th as the U.S. dollar weakened, on average, relative to the foreign currencies in this Index.

Q. How did we respond to these changing market conditions?

A. At the start of the reporting period, we were modestly underweight U.S. Treasury Inflation-Protected Securities (“TIPS”)x and overweight global equities as we positioned the portfolio for a global recovery with moderate inflation. We were also underweight REITs due to less attractive valuations. As we approached March of 2011, we felt that economic activity could accelerate and result in higher inflation; therefore, we moved to a slight overweight in commodities. In August, the combination of a downgrade of U.S. Treasury debt by Standard & Poor’s and the potential of a Greek default resulted in a rush to less risky assets by many investors. Our outlook for global economic growth also declined, and we moved the commodities exposure from the overweight to neutral relative to our benchmark in September. As the European debt crisis progressed, we positioned the portfolio more defensively, and throughout October and November of 2011, we increased our exposure to the U.S. dollar and initiated an underweight in commodities.

The Fund utilized various derivative instruments over the reporting period. Commodity swaps and futures were used to gain exposure to commodities; U.S. Treasury and Eurodollar futures were employed to manage interest rate risk; and forward foreign currency contracts were used to gain exposure to foreign currencies. The use of these derivatives contributed to performance. Also, within the Tactical Strategy Sleeve, we went short the S&P 500 Indexxi and the EURO STOXX 50 Indexxii using futures. This strategy detracted from performance.

Performance review

For the twelve months ended November 30, 2011, Class A shares of Legg Mason Strategic Real Return Fund, excluding sales charges, returned 8.42%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. TIPS Index, returned 11.76% for the same period. The Lipper Flexible Portfolio Funds Category Average1 returned 2.79% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 180 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Strategic Real Return Fund 2011 Annual Report	3

Performance Snapshot as of November 30, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Strategic Real Return Fund:
Class A	-5.48%	8.42%
Class C	-5.71%	7.79%
Class I	-5.34%	8.76%
Barclays Capital U.S. TIPS Index	8.15%	11.76%
Composite Index[v]	-3.80%*	8.96%*
Lipper Flexible Portfolio Funds Category Average[1]	-5.73%	2.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

* Effective November 30, 2011, the Fund’s Composite Index changed to more accurately reflect the Fund’s hedged currency position. For the six-month and twelve-month periods ended November 30, 2011, the Composite Index, based on its prior hedged currency position of 50% exposure to the U.S. dollar, returned -4.38% and 9.16%, respectively. For more information regarding the Composite Index, please see footnote v on page 5.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 30, 2011, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 2.68%, 3.61% and 2.59%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage (except for brokerage commissions paid on purchases and sales of shares of ETFs), interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets is not expected to exceed 1.35% for Class A shares, 2.10% for Class C shares and 1.10% for Class I shares. These expense limitation arrangements take into account the expenses of the underlying funds. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Based on the tactical allocations implemented by LMGAA over the reporting period, the leading contributor relative to the Composite was the REITs Sleeve (underweight relative to the Composite over the reporting period). Within the Global Equities Sleeve, the top contributors to return relative to the MSCI ACWI over the reporting period were Kia Motors Corporation, UnitedHealth Group Inc.,

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 202 funds for the six-month period and among the 180 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Strategic Real Return Fund 2011 Annual Report

Fund overview (cont’d)

Pharmaceutical Product Development, Bank of America Corp., and Humana Inc.

Q. What were the leading detractors from performance?

A. Leading detractors relative to the Composite were the Commodity-Linked Securities Sleeve (periods of over and underweight relative to the Composite over the twelve months ended November 30th), the Global Equities Sleeve (overweight relative to the Composite over the reporting period), the Inflation-Linked Debt Securities Sleeve (underweight relative to the Composite over the reporting period), and the Tactical Positions Sleeve (periods of over and underweight relative to the Composite over the twelve months ended November 30th). The LMGAA-managed portfolio of the currency exposure contributed negative relative returns over the twelve months ended November 30th. Within the Global Equities Sleeve, the bottom contributors to return relative to the MSCI ACWI over the reporting period were Tokyo Electric Power Co. Inc., Societe Generale, Apple Inc., International Business Machines Corp., and Yanzhou Coal Mining Co-H.

Q. Were there any significant changes to the Fund during the reporting period?

A. Tactical allocations were varied throughout the year ended November 30th; however, there were no significant changes in our investment management strategy or process.

Thank you for your investment in Legg Mason Strategic Real Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Y. Wayne Lin

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

Andrew D. Purdy

Portfolio Manager

Legg Mason Global Asset Allocation, LLC

December 20, 2011

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to price fluctuation and possible loss of principal. The Fund is not diversified, which means that it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund

Legg Mason Strategic Real Return Fund 2011 Annual Report	5

may use leverage which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, as well as risks associated with small- and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (“ETNs”) and master limited partnerships (“MLPs”). Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 19 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Real estate investment trusts ("REITs") invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii	The Consumer Price Index ("CPI") measures the average change in U.S. consumer prices over time in a fixed market basket of goods and services determined by the U.S. Bureau of Labor Statistics.

iii

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

iv	The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities.

[v]

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays Capital U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. Effective November 30, 2011, this Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 40% U.S. dollar, 60% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions. To better align the components of the Composite Index with the Fund’s target currency exposure, a 40% U.S. dollar hedge is applied to the Composite Index by subtracting the returns of the USDX from 40% of the blended rate of return of the Composite Index. Prior to November 30, 2011, the Composite Index was hedged to 50% exposure to the USDX.

vi	The FTSE NAREIT All REITs Index consists of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market List.

vii

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

viii	The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

ix	The U.S. Dollar Index ("USDX") is a measure of the value of the U.S. dollar relative to a majority of its most significant trading partners.

[x]

U.S. Treasury Inflation-Protected Securities ("TIPS") are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

xi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

xii

The EURO STOXX 50 Index is Europe's leading blue-chip index for the Eurozone and provides a blue-chip representation of supersector leaders in the Eurozone. The Index currently covers fifty stocks from twelve Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

6	Legg Mason Strategic Real Return Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2011 and November 30, 2010 and does not include derivatives, such as written options, futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Strategic Real Return Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2011 and held for the six months ended November 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-5.48%	$1,000.00	$945.20	1.32%	$6.44	Class A	5.00%	$1,000.00	$1,018.45	1.32%	$6.68
Class C	-5.71	1,000.00	942.90	2.07	10.08	Class C	5.00	1,000.00	1,014.69	2.07	10.45
Class I	-5.34	1,000.00	946.60	1.06	5.17	Class I	5.00	1,000.00	1,019.75	1.06	5.37

[1]	For the six months ended November 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the underlying funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

8	Legg Mason Strategic Real Return Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class I
Twelve Months Ended 11/30/11	8.42%	7.79%	8.76%
Inception* through 11/30/11	8.26	7.57	8.56

With sale charges[2]	Class A	Class C	Class I
Twelve Months Ended 11/30/11	2.16%	6.79%	8.76%
Inception* through 11/30/11	4.69	7.57	8.56

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/26/10 through 11/30/11)	15.01%
Class C (Inception date of 2/26/10 through 11/30/11)	13.72
Class I (Inception date of 2/26/10 through 11/30/11)	15.56

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C and I shares is February 26, 2010.

Legg Mason Strategic Real Return Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason Strategic Real Return Fund vs. Barclays Capital U.S. TIPS Index and the Composite Index consisting of 40% Barclays Capital U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index, 10% Citigroup 1-Month U.S. Treasury Bill Index‡ — February 26, 2010 - November 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Strategic Real Return Fund vs. Barclays Capital U.S. TIPS Index and the Composite Index consisting of 40% Barclays Capital U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index, 10% Citigroup 1-Month U.S. Treasury Bill Index‡ — February 26, 2010 - November 2011

10	Legg Mason Strategic Real Return Fund 2011 Annual Report

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of Legg Mason Strategic Real Return Fund on February 26, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2011. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Barclays Capital U.S. TIPS Index and the Composite Index. The Barclays Capital U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. The Composite Index reflects the blended rate of return of the following underlying indices: 40% Barclays Capital U.S. TIPS Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% Citigroup 1-Month U.S. Treasury Bill Index. The Composite Index is hedged to 40% exposure to the U.S. dollar, as defined by the USDX. Prior to November 30, 2011, the Composite Index was hedged to 50% exposure to the USDX. The Fund’s Composite Index changed to more accurately reflect the Fund’s hedged currency position of 40% exposure to the U.S. dollar, as defined by the USDX. Please note that an investor cannot invest directly in an index.

Legg Mason Strategic Real Return Fund 2011 Annual Report	11

Consolidated schedule of investments

November 30, 2011

Legg Mason Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Treasury Inflation Protected Securities — 34.5%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	396,093		$396,527
U.S. Treasury Bonds, Inflation Indexed	3.000%	7/15/12	725,552		741,934
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	1,853,559		2,343,160
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	2,634,822		3,219,835
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,014,324		2,408,691
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	1,683,276		2,490,723
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	359,285		476,333
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	2,125,339		3,294,441
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	1,249,119		1,663,671	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	642,326		860,918
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	708,437		720,392
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	1,866,347		1,985,909
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	1,822,451		1,918,414
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	2,058,173		2,227,651
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	701,026		760,121
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	1,266,761		1,330,494
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/15	1,702,959		1,887,091
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/16	1,234,537		1,385,575
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	935,344		977,873
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,971,472		3,451,318
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	618,761		721,099
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	1,689,433		1,923,181
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	1,146,800		1,295,794
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	602,330		713,855
U.S. Treasury Notes, Inflation Indexed	1.875%	7/15/19	765,050		898,337
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	2,091,043		2,349,320
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	1,223,825		1,355,673
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	1,520,011		1,612,043
Total U.S. Treasury Inflation Protected Securities (Cost — $44,612,345)					45,410,373
Non-U.S. Treasury Inflation Protected Securities — 0.3%
Australia — 0.1%
Australia Government, Bonds	3.000%	9/20/25	70,000	AUD	90,222
Canada — 0.2%
Government of Canada, Bonds	4.250%	12/1/21	159,669	CAD	220,963
Government of Canada, Bonds	4.250%	12/1/26	41,192	CAD	63,968
Total Canada					284,931
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $363,129)					375,153

See Notes to Consolidated Financial Statements.

12	Legg Mason Strategic Real Return Fund 2011 Annual Report

Consolidated schedule of investments (cont’d)

November 30, 2011

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Common Stocks — 23.6%
Consumer Discretionary — 1.2%
Automobiles — 0.9%
Hyundai Motor Co.	1,138	$220,597	(b)
Kia Motors Corp.	4,702	298,311	(b)
PT Astra International Tbk	26,500	213,050	(b)
Renault SA	3,000	112,699	(b)
Toyota Motor Corp.	10,900	358,384	(b)
Total Automobiles		1,203,041
Household Durables — 0.1%
Jarden Corp.	5,470	170,336
Leisure Equipment & Products — 0.2%
Mattel Inc.	7,560	217,804
Total Consumer Discretionary		1,591,181
Consumer Staples — 3.4%
Beverages — 0.9%
Anheuser-Busch InBev NV	3,000	179,466	(b)
Coca-Cola Femsa SA de CV, ADR	1,790	162,657
Constellation Brands Inc., Class A Shares	7,470	145,441	*
Heineken Holding NV	4,900	196,957	(b)
PepsiCo Inc.	1,772	113,408
SABMiller PLC	6,900	243,728	(b)
Treasury Wine Estates	44,057	180,288	(b)
Total Beverages		1,221,945
Food Products — 1.7%
BRF — Brasil Foods SA, ADR	10,500	211,575
ConAgra Foods Inc.	8,240	208,142
Dean Foods Co.	13,730	139,497	*
Nestle SA, Registered Shares	7,408	415,381	(b)
Nutreco Holding NV	2,500	163,962	(b)
Smithfield Foods Inc.	7,700	188,573	*
Suedzucker AG	4,900	155,835	(b)
Tate & Lyle PLC	17,800	187,947	(b)
Tyson Foods Inc., Class A Shares	8,240	165,954
Unilever PLC	3,900	131,032	(b)
Want Want China Holdings Ltd.	202,000	211,875	(b)
Total Food Products		2,179,773
Personal Products — 0.2%
Kao Corp.	8,400	221,807	(b)

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Annual Report	13

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Tobacco — 0.6%
Imperial Tobacco Group PLC	8,000	$287,850	(b)
Philip Morris International Inc.	6,840	521,482
Total Tobacco		809,332
Total Consumer Staples		4,432,857
Energy — 2.0%
Oil, Gas & Consumable Fuels — 2.0%
BP PLC	19,050	138,517	(b)
Chevron Corp.	3,522	362,132
ConocoPhillips	2,980	212,534
Eni SpA	4,900	103,845	(b)
Exxon Mobil Corp.	5,257	422,873
Marathon Oil Corp.	3,224	90,143
Marathon Petroleum Corp.	1,622	54,158
Pacific Rubiales Energy Corp.	4,400	94,087
Petroleo Brasileiro SA, ADR	8,070	202,315
Polski Koncern Naftowy Orlen SA	4,900	59,001	*(b)
Repsol YPF, SA	5,117	155,019	(b)
Royal Dutch Shell PLC, Class A Shares	4,035	140,317
Suncor Energy Inc.	5,300	159,631
Total SA	3,900	201,464	(b)
Valero Energy Corp.	6,580	146,537
Yanzhou Coal Mining Co., Ltd., Class H Shares	50,000	121,717	(b)
Total Energy		2,664,290
Financials — 7.1%
Commercial Banks — 3.9%
Australia & New Zealand Banking Group Ltd.	11,271	238,728	(b)
Banco do Brasil SA	8,400	112,412
Banco Santander SA	12,671	95,067	(b)
Bank of Montreal	3,900	228,123
Bank of Nova Scotia	3,000	151,625
Bendigo and Adelaide Bank Ltd.	15,345	145,459	(b)
Canadian Imperial Bank of Commerce	1,300	92,929
China Construction Bank, Class H Shares	376,000	269,130	(b)
Commerce Bancshares Inc.	4,074	151,675
Commonwealth Bank of Australia	6,226	312,270	(b)
DBS Group Holdings Ltd.	13,000	129,431	(b)
Grupo Financiero Banorte SAB de CV, Series O Shares	16,700	56,521
Gunma Bank Ltd.	25,000	141,103	(b)

See Notes to Consolidated Financial Statements.

14	Legg Mason Strategic Real Return Fund 2011 Annual Report

Consolidated schedule of investments (cont’d)

November 30, 2011

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Commercial Banks — continued
HSBC Holdings PLC	61,800	$481,943	(b)
Industrial & Commercial Bank of China Ltd., Class H Shares	331,765	196,755	(b)
National Australia Bank Ltd.	8,912	222,411	(b)
National Bank of Canada	3,000	195,127
Nedbank Group Ltd.	10,900	193,268	(b)
PT Bank Mandiri	175,500	128,524	(b)
Royal Bank of Canada	2,500	115,839
Signature Bank	3,070	179,380	*
Sumitomo Mitsui Financial Group Inc.	7,400	204,343	(b)
Swedbank AB, Class A Shares	13,500	180,729	(b)
U.S. Bancorp	6,330	164,074
Wells Fargo & Co.	17,550	453,843
Westpac Banking Corp.	14,849	324,360	(b)
Total Commercial Banks		5,165,069
Consumer Finance — 0.2%
American Express Co.	3,240	155,650
ORIX Corp.	1,780	149,858	(b)
Total Consumer Finance		305,508
Diversified Financial Services — 0.2%
JPMorgan Chase & Co.	3,263	101,055
London Stock Exchange Group PLC	10,000	135,684	(b)
Total Diversified Financial Services		236,739
Insurance — 2.1%
AFLAC Inc.	6,911	300,214
Allianz AG, Registered Shares	900	93,257	(b)
Allstate Corp.	3,245	86,933
American Financial Group Inc.	3,397	122,292
Assurant Inc.	2,896	113,639
Hannover Rueckversicherung AG	3,000	156,414	(b)
Legal & General Group PLC	93,200	156,161	(b)
Manulife Financial Corp.	7,400	79,735
Mapfre SA	46,400	155,652	(b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	2,000	252,913	(b)
Old Mutual PLC	83,200	148,933	(b)
PICC Property & Casualty Co., Ltd.	98,000	133,446	(b)
Protective Life Corp.	9,660	214,355
Prudential Financial Inc.	3,880	196,483

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Annual Report	15

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Insurance — continued
QBE Insurance Group Ltd.	11,384	$163,216	(b)
Suncorp Group Ltd.	21,780	190,253	(b)
Unum Group	8,660	194,937
Total Insurance		2,758,833
Real Estate Investment Trusts (REITs) — 0.6%
CBL & Associates Properties Inc.	11,330	161,906
Duke Realty Corp.	12,910	149,756
Hospitality Properties Trust	7,100	156,413
Stockland	36,633	130,755	(b)
Westfield Group	19,307	167,185	(b)
Total Real Estate Investment Trusts (REITs)		766,015
Real Estate Management & Development — 0.1%
China Overseas Land & Investment Ltd.	50,000	88,560	(b)
Jones Lang LaSalle Inc.	1,401	90,252
Total Real Estate Management & Development		178,812
Total Financials		9,410,976
Health Care — 4.5%
Health Care Providers & Services — 1.0%
Aetna Inc.	4,860	203,245
AmerisourceBergen Corp.	4,430	164,575
Cardinal Health Inc.	4,800	203,808
Humana Inc.	1,944	172,394
Medco Health Solutions Inc.	1,400	79,338	*
UnitedHealth Group Inc.	6,330	308,714
WellPoint Inc.	1,789	126,214
Total Health Care Providers & Services		1,258,288
Pharmaceuticals — 3.5%
Abbott Laboratories	6,246	340,719
AstraZeneca PLC	6,560	303,826	(b)
Bristol-Myers Squibb Co.	6,680	218,570
Dainippon Sumitomo Pharma Co., Ltd.	16,200	167,125	(b)
Dr. Reddy’s Laboratories Ltd., ADR	4,230	127,069
Eli Lilly & Co.	6,750	255,487
Endo Pharmaceuticals Holdings Inc.	6,031	206,441	*
GlaxoSmithKline PLC	6,543	144,981	(b)
H. Lundbeck A/S	9,656	187,026	(b)
Meda AB, Class A Shares	16,700	163,011	(b)
Merck & Co. Inc.	13,116	468,897

See Notes to Consolidated Financial Statements.

16	Legg Mason Strategic Real Return Fund 2011 Annual Report

Consolidated schedule of investments (cont’d)

November 30, 2011

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Pharmaceuticals — continued
Mylan Inc.	10,120	$197,644	*
Novartis AG, Registered Shares	6,144	331,548	(b)
Pfizer Inc.	27,038	542,653
Roche Holding AG	3,000	477,170	(b)
Sanofi	1,657	115,986	(b)
Stada Arzneimittel AG	4,900	136,262	(b)
Teva Pharmaceutical Industries Ltd., ADR	5,960	236,076
Total Pharmaceuticals		4,620,491
Total Health Care		5,878,779
Industrials — 2.0%
Aerospace & Defense — 0.4%
General Dynamics Corp.	3,400	224,604
Lockheed Martin Corp.	2,670	208,661
Safran SA	3,900	115,590	(b)
Total Aerospace & Defense		548,855
Air Freight & Logistics — 0.1%
Ryder System Inc.	2,890	151,089
Electrical Equipment — 0.1%
Sumitomo Electric Industries Ltd.	6,900	75,152	(b)
Industrial Conglomerates — 0.5%
DCC PLC	4,771	115,707	(b)
General Electric Co.	12,383	197,013
United Technologies Corp.	4,430	339,338
Total Industrial Conglomerates		652,058
Machinery — 0.2%
Caterpillar Inc.	1,950	190,866
Metso Corp.	3,000	119,890	(b)
Total Machinery		310,756
Marine — 0.2%
AP Moller — Maersk A/S	30	205,602	(b)
Road & Rail — 0.4%
Central Japan Railway Co.	25	200,545	(b)
CSX Corp.	9,030	196,041
FirstGroup PLC	20,900	107,418	(b)
Total Road & Rail		504,004
Trading Companies & Distributors — 0.1%
Sojitz Corp.	100,600	158,967	(b)
Total Industrials		2,606,483

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Annual Report	17

Legg Mason Strategic Real Return Fund

Security	Shares	Value
Information Technology — 0.4%
Electronic Equipment, Instruments & Components — 0.4%
Hitachi Ltd.	35,000	$196,121	(b)
Jabil Circuit Inc.	9,510	192,768
Tech Data Corp.	1,944	95,703	*
Total Information Technology		484,592
Materials — 1.6%
Chemicals — 1.2%
BASF SE	3,111	226,121	(b)
Cabot Corp.	4,860	161,255
E.I. du Pont de Nemours & Co.	5,790	276,299
Mitsui Chemicals Inc.	49,000	159,053	(b)
Potash Corp. of Saskatchewan Inc.	5,300	231,029
PPG Industries Inc.	2,470	216,742
Ube Industries Ltd.	44,000	124,518	(b)
Yara International ASA	3,900	159,286	(b)
Total Chemicals		1,554,303
Metals & Mining — 0.4%
BHP Billiton Ltd.	2,476	92,456	(b)
Rio Tinto PLC	2,276	120,481	(b)
Vale SA, ADR	8,900	206,925
Voestalpine AG	3,900	113,757	(b)
Total Metals & Mining		533,619
Total Materials		2,087,922
Utilities — 1.4%
Electric Utilities — 0.8%
Cheung Kong Infrastructure Holdings Ltd.	35,000	197,867	(b)
CLP Holdings Ltd.	22,000	195,820	(b)
Exelon Corp.	4,840	214,461
FirstEnergy Corp.	2,472	109,930
Power Assets Holdings Ltd.	24,500	182,121	(b)
Red Electrica de Espana	3,500	153,926	(b)
Total Electric Utilities		1,054,125
Gas Utilities — 0.5%
Atmos Energy Corp.	5,440	186,102
Gas Natural SDG SA	8,400	146,418	(b)
Osaka Gas Co., Ltd.	44,000	167,924	(b)
Tokyo Gas Co., Ltd.	39,000	167,541	(b)
Total Gas Utilities		667,985

See Notes to Consolidated Financial Statements.

18	Legg Mason Strategic Real Return Fund 2011 Annual Report

Consolidated schedule of investments (cont’d)

November 30, 2011

Legg Mason Strategic Real Return Fund

Security			Shares	Value
Multi-Utilities — 0.1%
GDF Suez			6,500	$182,629	(b)
Total Utilities				1,904,739
Total Common Stocks (Cost — $30,323,035)				31,061,819
Investments in Underlying Funds — 20.0%
iShares Trust — iShares Barclays TIPS Bond Fund			62,298	7,272,669
iShares Trust — iShares MSCI EAFE Index Fund			56,517	2,898,757
SPDR Series Trust — SPDR Barclays Capital High Yield Bond ETF			68,549	2,596,636
Vanguard Index Funds — Vanguard Total Stock Market Fund, ETF Shares			45,317	2,903,460
Vanguard Specialized Funds — Vanguard REIT Index Fund, ETF Shares			191,584	10,715,293
Total Investments in Underlying Funds (Cost — $25,675,964)				26,386,815
Preferred Stocks — 0.5%
Financials — 0.4%
Commercial Banks — 0.4%
Banco Bradesco SA			12,300	201,537
Itau Unibanco Holding SA			10,500	185,224
Itausa — Investimentos Itau SA			13,029	76,012
Total Financials				462,773
Materials — 0.1%
Metals & Mining — 0.1%
Vale SA			6,900	148,924
Total Preferred Stocks (Cost — $639,415)				611,697
Total Investments before Short-Term Investments (Cost — $101,613,888)				103,845,857

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 9.1%
Repurchase Agreements — 9.1%
Goldman Sachs & Co. repurchase agreement dated 11/30/11; Proceeds at maturity — $11,919,705; (Fully collateralized by U.S. government agency obligations, 6.250% due 7/15/32; Market value — $12,197,852) (Cost — $11,919,682)	0.070%	12/1/11	11,919,682	11,919,682
Total Investments — 88.0% (Cost — $113,533,570#)				115,765,539
Other Assets in Excess of Liabilities — 12.0%				15,778,015
Total Net Assets — 100.0%				$131,543,554

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Annual Report	19

Legg Mason Strategic Real Return Fund

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts and options on futures contracts.

(b)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $113,762,649.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
AUD	— Australian Dollar
CAD	— Canadian Dollar

See Notes to Consolidated Financial Statements.

20	Legg Mason Strategic Real Return Fund 2011 Annual Report

Consolidated statement of assets and liabilities

November 30, 2011

Assets:
Investments, at value (Cost — $113,533,570)	$115,765,539
Foreign currency, at value (Cost — $27,623)	27,779
Cash	11,204,749
Deposits with brokers for swap contracts	2,980,000
Receivable for securities sold	1,766,136
Deposits with brokers for open futures contracts	966,917
Unrealized appreciation on forward foreign currency contracts	363,644
Interest and dividends receivable	284,072
Swaps, at value (net premiums paid — $0)	144,586
Receivable for Fund shares sold	61,922
Foreign currency collateral for open futures contracts and options on futures contracts, at value (Cost — $4,167)	4,135
Prepaid expenses	16,983
Total Assets	133,586,462

Liabilities:
Payable for securities purchased	1,241,766
Unrealized depreciation on forward foreign currency contracts	254,123
Payable for Fund shares repurchased	231,121
Payable to broker — variation margin on open futures contracts and options on futures contracts	129,293
Swaps, at value (net premium received — $0)	79,588
Service and/or distribution fees payable	5,982
Payable for open swap contracts	1,186
Investment management fee payable	517
Accrued expenses	99,332
Total Liabilities	2,042,908
Total Net Assets	$131,543,554

Net Assets:
Par value (Note 7)	$99
Paid-in capital in excess of par value	128,640,753
Undistributed net investment income	966,077
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(340,048)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	2,276,673
Total Net Assets	$131,543,554

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Annual Report	21

Shares Outstanding:
Class A	542,473
Class C	155,957
Class I	9,190,821

Net Asset Value:
Class A (and redemption price)	$13.27
Class C*	$13.22
Class I (and redemption price)	$13.30
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$14.08

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

22	Legg Mason Strategic Real Return Fund 2011 Annual Report

Consolidated statement of operations

For the Year Ended November 30, 2011

Investment Income:
Interest	$389,935
Dividends	300,359
Less: Foreign taxes withheld	(11,140)
Total Investment Income	679,154

Expenses:
Investment management fee (Note 2)	205,609
Custody fees	83,623
Audit and tax	77,648
Service and/or distribution fees (Notes 2 and 5)	69,965
Shareholder reports	49,365
Registration fees	45,787
Legal fees	43,975
Trustees’ fees	28,336
Transfer agent fees (Note 5)	19,961
Fund accounting fees	19,269
Fees recaptured by investment manager (Note 2)	2,552
Insurance	1,000
Miscellaneous expenses	5,490
Total Expenses	652,580
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(291,823)
Net Expenses	360,757
Net Investment Income	318,397

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(31,472)
Futures contracts	(575)
Written options	11,534
Swap contracts	117,246
Foreign currency transactions	559,863
Net Realized Gain	656,596
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,497,819
Futures contracts	(72,503)
Swap contracts	130,030
Foreign currencies	30,828
Change in Net Unrealized Appreciation (Depreciation)	1,586,174
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	2,242,770
Increase in Net Assets from Operations	$2,561,167

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Annual Report	23

Consolidated statements of changes in net assets

For the Year Ended November 30, 2011 and the Period Ended November 30, 2010	2011	2010†

Operations:
Net investment income	$318,397	$77,421
Net realized gain	656,596	261,334
Change in net unrealized appreciation (depreciation)	1,586,174	690,499
Increase in Net Assets From Operations	2,561,167	1,029,254

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(770,001)	—
Decrease in Net Assets From Distributions to Shareholders	(770,001)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	131,570,484	18,794,552
Reinvestment of distributions	121,145	—
Cost of shares repurchased	(21,239,185)	(523,862)
Increase in Net Assets From Fund Share Transactions	110,452,444	18,270,690
Increase in Net Assets	112,243,610	19,299,944

Net Assets:
Beginning of year	19,299,944	—
End of year*	$131,543,554	$19,299,944
* Includes undistributed net investment income of:	$966,077	$525,002

†	For the period February 26, 2010 (inception date) to November 30, 2010.

See Notes to Consolidated Financial Statements.

24	Legg Mason Strategic Real Return Fund 2011 Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2011	2010[2]

Net asset value, beginning of year	$12.73	$12.00

Income from operations:
Net investment income	0.18	0.06
Net realized and unrealized gain	0.87	0.67
Total income from operations	1.05	0.73

Less distributions from:
Net investment income	(0.51)	—
Total distributions	(0.51)	—

Net asset value, end of year	$13.27	$12.73
Total return[3]	8.42%	6.08%

Net assets, end of year (000s)	$7,201	$17,464

Ratios to average net assets:
Gross expenses[4]	2.46%	4.81%[5]
Net expenses[4,6,7,8]	1.31	1.26 [5]
Net investment income	1.33	0.63 [5]

Portfolio turnover rate	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 26, 2010 (inception date) to November 30, 2010.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2011	2010[2]

Net asset value, beginning of year	$12.66	$12.00

Income (loss) from operations:
Net investment income (loss)	0.08	(0.02)
Net realized and unrealized gain	0.89	0.68
Total income from operations	0.97	0.66

Less distributions from:
Net investment income	(0.41)	—
Total distributions	(0.41)	—

Net asset value, end of year	$13.22	$12.66
Total return[3]	7.79%	5.50%

Net assets, end of year (000s)	$2,061	$1,013

Ratios to average net assets:
Gross expenses[4]	3.41%	5.44%[5]
Net expenses[4,6,7,8]	2.06	2.01 [5]
Net investment income (loss)	0.57	(0.22) [5]

Portfolio turnover rate	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 26, 2010 (inception date) to November 30, 2010.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

26	Legg Mason Strategic Real Return Fund 2011 Annual Report

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2011	2010[2]

Net asset value, beginning of year	$12.75	$12.00

Income from operations:
Net investment income	0.07	0.05
Net realized and unrealized gain	1.03	0.70
Total income from operations	1.10	0.75

Less distributions from:
Net investment income	(0.55)	—
Total distributions	(0.55)	—

Net asset value, end of year	$13.30	$12.75
Total return[3]	8.76%	6.25%

Net assets, end of year (000s)	$122,282	$823

Ratios to average net assets:
Gross expenses[4]	1.61%	4.67%[5]
Net expenses[4,6,7,8]	1.06	1.01 [5]
Net investment income	0.61	0.50 [5]

Portfolio turnover rate	70%	42%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 26, 2010 (inception date) to November 30, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the underlying funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), interest, dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Consolidated Financial Statements.

Legg Mason Strategic Real Return Fund 2011 Annual Report	27

Notes to consolidated financial statements

1. Organization and significant accounting policies

Legg Mason Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs

28	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
U.S. Treasury inflation protected securities	—	$45,410,373	—	$45,410,373
Non-U.S. Treasury inflation protected securities	—	375,153	—	375,153
Common stocks	$15,405,434	15,656,385	—	31,061,819
Investments in underlying funds	26,386,815	—	—	26,386,815
Preferred stocks	611,697	—	—	611,697
Total long-term investments	$42,403,946	$61,441,911	—	$103,845,857
Short-term investments†	—	11,919,682	—	11,919,682
Total investments	$42,403,946	$73,361,593	—	$115,765,539
Other financial instruments:
Futures contracts	$17,599	—	—	$17,599
Options on futures contracts	2,080	—	—	2,080
Forward foreign currency contracts	—	$363,644	—	363,644
Commodity index swaps	—	144,586	—	144,586
Total other financial instruments	$19,679	$508,230	—	$527,909
Total	$42,423,625	$73,869,823	—	$116,293,448

Legg Mason Strategic Real Return Fund 2011 Annual Report	29

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$149,204	—	—	$149,204
Options on futures contracts	255	—	—	255
Forward foreign currency contracts	—	$254,123	—	254,123
Commodity index swaps	—	79,588	—	79,588
Total	$149,459	$333,711	—	$483,170

†	See Consolidated Schedule of Investments for additional detailed categorizations.

For the year ended November 30, 2011, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out of Level 1 and Level 2 measurements during the year.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes, including commodity markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the

30	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the consolidated financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. The Fund writes options to attempt to increase the Fund’s return, as a substitute for investing directly in a security or to attempt to hedge the Fund’s investments. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Legg Mason Strategic Real Return Fund 2011 Annual Report	31

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made, if any, at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

For average notional amounts of swaps held during the year ended November 30, 2011, see Note 4.

Commodity index swaps

The Fund enters into commodity swaps for the purpose of managing its exposure to commodity markets. Commodity swaps are agreements between two parties to exchange cash flows based upon changes to a commodity reference price for a specified notional principal amount. To the extent the commodity reference price exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty. The risks of commodity swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that the amount is positive.

32	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Legg Mason Strategic Real Return Fund 2011 Annual Report	33

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of November 30, 2011, the Fund held forward foreign currency contracts and commodity index swaps with credit related contingent features which had a liability position of $333,711. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of November 30, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $2,980,000, which could be used to reduce the required payment.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

34	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

(m) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s consolidated financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2011, no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$514	—	$(514)
(b)	892,165	$(892,165)	—

(a)	Reclassifications are primarily due to a non-deductible excise tax paid by the Fund and non-deductible 12b-1 fees.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, book/tax differences in the treatment of real estate investment trusts, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of swap contracts.

Legg Mason Strategic Real Return Fund 2011 Annual Report	35

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Legg Mason Global Asset Allocation, LLC (“LMGAA”) is the Fund’s investment adviser. Batterymarch Financial Management, Inc. (“Batterymarch”), ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, LMGAA, Batterymarch, ClearBridge, Western Asset, Western Asset Limited and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the investment management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to LMGAA the day-to-day portfolio management of the Fund. LMGAA is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. LMGAA also provides management services for a portion of the Fund’s assets.

LMPFA pays LMGAA for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by LMGAA to the Subsidiary. LMPFA pays Batterymarch for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average daily net assets managed by Batterymarch. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. Western Asset pays Western Asset Limited for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset Limited. Western Asset pays Western Japan for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, dividend expense on short sales, taxes, extraordinary expenses and brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs)), subject to recapture as described below. As a result, total annual operating expenses did not exceed 1.35%, 2.10% and 1.10% for Class A, Class C and Class I shares, respectively. Acquired fund fees and expenses are subject to these expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or

36	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2013, may be terminated prior to that date by agreement of the investment manager and the Board, and may be terminated at any time after that date by the investment manager. The arrangements, however, may be modified by the investment manager to decrease total annual operating expenses at any time.

During the year ended November 30, 2011, fees waived and/or expenses reimbursed amounted to $291,823.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at November 30, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires November 30, 2013	$429,862	$17,775	$10,505
Expires November 30, 2014	244,026	22,789	25,008
Total fee waivers/expense reimbursements subject to recapture	$673,888	$40,564	$35,513

During the year ended November 30, 2011, LMPFA recaptured $792 and $1,760 for Class A and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2011, LMIS and its affiliates received sales charges of approximately $9,000 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class C
CDSCs	—	$1,000

Legg Mason Strategic Real Return Fund 2011 Annual Report	37

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of November 30, 2011, Legg Mason and its affiliates owned 91% of the Fund.

3. Investments

During the year ended November 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$61,434,529	$42,865,572
Sales	11,544,203	5,424,502

At November 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,491,067
Gross unrealized depreciation	(488,177)
Net unrealized appreciation	$2,002,890

During the year ended November 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of November 30, 2010	—	—
Options written	35	$13,910
Options closed	(29)	(10,718)
Options exercised	(1)	(161)
Options expired	(5)	(3,031)
Written options, outstanding as of November 30, 2011	—	—

At November 30, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
S&P GSCI	9	12/11	$1,465,151	$1,482,750	$17,599
Contracts to Sell:
EURO STOXX 50 Index	107	12/11	$3,195,022	$3,344,226	$(149,204)
Net unrealized loss on open futures contracts					$(131,605)

Options on futures which trade on the Eurex and Liffe exchanges are marked-to-market daily. Variation margin payments are received or made by the Fund periodically based on the fluctuation in value. The contract price is not paid at

38	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to consolidated financial statements (cont’d)

the time of purchase, but upon exercising the options. If exercised, the buyer is required to pay the original contract price to the seller net of the variation margin payments.

At November 30, 2011, the Fund had the following purchased and written options on futures contracts:

	Number of Contracts	Strike Price		Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month Euribor, Call	24	98.75	EUR	12/19/11	$6,503	$6,248	$(255)
Contracts to Sell:
3-Month Euribor, Call	24	99.13	EUR	12/19/11	$2,483	$403	$2,080
Net unrealized gain on purchased and written options on futures contracts							$1,825

At November 30, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Morgan Stanley & Co. Inc.	900,000	$923,516	12/21/11	$9,119
Australian Dollar	Morgan Stanley & Co. Inc.	922,000	946,091	12/21/11	27,533
Australian Dollar	Morgan Stanley & Co. Inc.	897,000	920,437	12/21/11	37,327
Australian Dollar	Morgan Stanley & Co. Inc.	239,000	245,245	12/21/11	10,483
Australian Dollar	Morgan Stanley & Co. Inc.	1,780,000	1,826,509	12/21/11	29,929
Canadian Dollar	Morgan Stanley & Co. Inc.	148,000	145,034	12/21/11	75
Canadian Dollar	Morgan Stanley & Co. Inc.	1,873,000	1,835,459	12/21/11	(839)
Canadian Dollar	Morgan Stanley & Co. Inc.	1,896,000	1,857,998	12/21/11	15,420
Canadian Dollar	Morgan Stanley & Co. Inc.	1,833,000	1,796,261	12/21/11	28,662
Canadian Dollar	Morgan Stanley & Co. Inc.	487,000	477,239	12/21/11	7,924
Canadian Dollar	Morgan Stanley & Co. Inc.	1,797,000	1,760,983	12/21/11	(47,092)
Mexican Peso	Morgan Stanley & Co. Inc.	24,840,000	1,818,851	12/21/11	(3,426)
Mexican Peso	Morgan Stanley & Co. Inc.	25,262,000	1,849,751	12/21/11	10,575
Mexican Peso	Morgan Stanley & Co. Inc.	24,727,000	1,810,576	12/21/11	45,787
Mexican Peso	Morgan Stanley & Co. Inc.	6,551,000	479,682	12/21/11	10,923
Mexican Peso	Morgan Stanley & Co. Inc.	23,934,000	1,752,511	12/21/11	(46,700)
Mexican Peso	Morgan Stanley & Co. Inc.	1,981,000	145,054	12/21/11	624
New Zealand Dollar	Morgan Stanley & Co. Inc.	1,189,000	927,266	12/21/11	12,152
New Zealand Dollar	Morgan Stanley & Co. Inc.	1,216,000	948,322	12/21/11	28,357
New Zealand Dollar	Morgan Stanley & Co. Inc.	1,180,000	920,247	12/21/11	38,586
New Zealand Dollar	Morgan Stanley & Co. Inc.	314,000	244,879	12/21/11	10,682
New Zealand Dollar	Morgan Stanley & Co. Inc.	2,213,000	1,725,853	12/21/11	(78,185)
Norwegian Krone	Morgan Stanley & Co. Inc.	3,512,000	607,534	12/21/11	(3,238)
Norwegian Krone	Morgan Stanley & Co. Inc.	3,575,000	618,433	12/21/11	3,898
Norwegian Krone	Morgan Stanley & Co. Inc.	3,405,000	589,025	12/21/11	811
Norwegian Krone	Morgan Stanley & Co. Inc.	905,000	156,554	12/21/11	(122)

Legg Mason Strategic Real Return Fund 2011 Annual Report	39

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy: continued
Norwegian Krone	Morgan Stanley & Co. Inc.	10,366,000	$1,793,195	12/21/11	$(10,592)
Euro	Citibank, N.A.	200,000	268,939	2/16/12	(4,721)
Euro	Credit Suisse London	80,665	108,469	2/16/12	(121)
Euro	Credit Suisse London	133,565	179,605	2/16/12	1,096
					134,927

Contracts to Sell:
Australian Dollar	Morgan Stanley & Co. Inc.	219,000	224,722	12/21/11	(20,257)
Australian Dollar	Morgan Stanley & Co. Inc.	748,000	767,544	12/21/11	(1,453)
Canadian Dollar	Morgan Stanley & Co. Inc.	252,000	246,949	12/21/11	(10,021)
Mexican Peso	Morgan Stanley & Co. Inc.	3,335,000	244,198	12/21/11	(8,243)
New Zealand Dollar	Morgan Stanley & Co. Inc.	259,000	201,986	12/21/11	(8,556)
New Zealand Dollar	Morgan Stanley & Co. Inc.	902,000	703,443	12/21/11	7,653
Norwegian Krone	Morgan Stanley & Co. Inc.	1,644,000	284,392	12/21/11	(9,499)
Norwegian Krone	Morgan Stanley & Co. Inc.	5,570,000	963,544	12/21/11	15,257
Australian Dollar	Citibank, N.A.	98,964	100,902	2/16/12	680
Canadian Dollar	Citibank, N.A.	300,000	293,580	2/16/12	904
Euro	Citibank, N.A.	74,703	100,454	2/16/12	2,845
Euro	Citibank, N.A.	125,297	168,486	2/16/12	(1,058)
Euro	Credit Suisse London	214,230	288,074	2/16/12	6,342
					(25,406)
Net unrealized gain on open forward foreign currency contracts					$109,521

At November 30, 2011, the Fund held the following commodity index swap contracts:

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co.	December 13, 2011	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	$4,725,006	$(61,302)
Goldman Sachs & Co.	December 13, 2011	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	4,724,989	31,837
Goldman Sachs & Co.	December 13, 2011	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	4,500,002	112,749
Goldman Sachs & Co.	December 13, 2011	0.150% Monthly	Commodity Index Basket Return	2,008,283	(9,380)
Goldman Sachs & Co.	January 5, 2012	3-Month Treasury Bill Rate plus Fees	Commodity Index Basket Return	1,895,204	(8,906)
Total				$17,853,484	$64,998

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

40	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to Consolidated financial statements (cont’d)

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at November 30, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2,3]	$2,080	—	$17,599	$19,679
Swap contracts[4]	—	—	144,586	144,586
Forward foreign currency contracts	—	$363,644	—	363,644
Total	$2,080	$363,644	$162,185	$527,909

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[2,3]	$255	—	$149,204	—	$149,459
Swap contracts[4]	—	—	—	$79,588	79,588
Forward foreign currency contracts	—	$254,123	—	—	254,123
Total	$255	$254,123	$149,204	$79,588	$483,170

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Consolidated Statement of Assets and Liabilities.

[3]	Includes certain options on futures contracts.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended November 30, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options	$(12,547)	$(5,164)	—	—	$(17,711)
Written options	11,534	—	—	—	11,534
Futures contracts	(43,195)	—	$(2,317)	$44,937	(575)
Swap contracts	—	—	—	117,246	117,246
Forward foreign currency contracts	—	541,169	—	—	541,169
Total	$(44,208)	$536,005	$(2,317)	$162,183	$651,663

Legg Mason Strategic Real Return Fund 2011 Annual Report	41

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options	—	$(3,066)	—	—	$(3,066)
Futures contracts[1]	$372	—	$(168,249)	$95,374	(72,503)
Swap contracts	—	—	—	130,030	130,030
Forward foreign currency contracts	—	31,064	—	—	31,064
Total	$372	$27,998	$(168,249)	$225,404	$85,525

[1]	Includes certain options on futures contracts.

During the year ended November 30, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$900
Written options†	216
Futures contracts (to buy)‡	2,934,387
Futures contracts (to sell)‡	895,468
Forward foreign currency contracts (to buy)	10,197,438
Forward foreign currency contracts (to sell)	1,017,051

Average Notional Balance
Commodity index swap contracts	$3,493,102

†	At November 30, 2011, there were no open positions held in this derivative.

‡	Includes certain options on futures contracts.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at an annual rate of 0.75% of the average net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$53,025	$12,968
Class C	16,940	4,566
Class I	—	2,427
Total	$69,965	$19,961

42	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to Consolidated financial statements (cont’d)

For the year ended November 30, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$244,026
Class C	22,789
Class I	25,008
Total	$291,823

6. Distributions to shareholders by class

	Year Ended November 30, 2011	Period Ended November 30, 2010†
Net Investment Income:
Class A	$699,952	—
Class C	33,713	—
Class I	36,336	—
Total	$770,001	—

†	For the period February 26, 2010 (inception date) to November 30, 2010.

7. Shares of beneficial interest

At November 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2011		Period Ended November 30, 2010†
	Shares	Amount	Shares	Amount
Class A
Shares sold	647,782	$8,884,538	1,410,640	$16,992,737
Shares issued on reinvestment	5,039	64,650	—	—
Shares repurchased	(1,482,526)	(19,321,144)	(38,462)	(470,822)
Net increase (decrease)	(829,705)	$(10,371,956)	1,372,178	$16,521,915

Class C
Shares sold	103,517	$1,395,999	79,975	$981,162
Shares issued on reinvestment	1,923	24,717	—	—
Shares repurchased	(29,458)	(393,729)	—	—
Net increase	75,982	$1,026,987	79,975	$981,162

Class I
Shares sold	9,239,232	$121,289,947	68,887	$820,653
Shares issued on reinvestment	2,479	31,778	—	—
Shares repurchased	(115,431)	(1,524,312)	(4,346)	(53,040)
Net increase	9,126,280	$119,797,413	64,541	$767,613

†	For the period February 26, 2010 (inception date) to November 30, 2010.

Legg Mason Strategic Real Return Fund 2011 Annual Report	43

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

	Record Date	Payable Date	Class A	Class C	Class I	Class IS†
Ordinary income	12/28/11	12/29/11	$0.072583	—	$0.105683	$0.118888
Long-term capital gain	12/8/11	12/9/11	$0.008560	$0.008560	$0.008560	—

†	Inception date for Class IS shares is December 15, 2011.

The Fund did not make any distributions during the fiscal year ended November 30, 2010.

The tax character of distributions paid during the fiscal year ended November 30, 2011 was as follows:

Distributions Paid From:
Ordinary income	$770,001

As of November 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,157,745
Undistributed long-term capital gains — net	84,116
Total undistributed earnings	1,241,861
Other book/tax temporary differences(a)	(304,156)
Unrealized appreciation (depreciation)(b)	1,964,997
Total accumulated earnings (losses) — net	$2,902,702

During the taxable year ended November 30, 2011, the Fund utilized $ 181,153 of its capital loss carryforward available from prior years.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the difference between the book and tax cost basis of investments in real estate investment trusts.

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the consolidated financial statements for the fiscal year ending November 30, 2012.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair

44	Legg Mason Strategic Real Return Fund 2011 Annual Report

Notes to Consolidated financial statements (cont’d)

value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Legg Mason Strategic Real Return Fund 2011 Annual Report	45

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Strategic Real Return Fund:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Strategic Real Return Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at November 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

January 20, 2012

46	Legg Mason Strategic Real Return Fund

Board approval of management and subadvisory agreements (unaudited)

At its November 2011 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”), the advisory agreement (the “Advisory Agreement”) between Legg Mason Global Asset Allocation, LLC (the “Adviser”) and the Manager, the subadvisory agreement among the Manager, the Adviser and Western Asset Management Company (“Western Asset”), the subadvisory agreement among the Manager, the Adviser and ClearBridge Advisors, LLC (“ClearBridge”), the subadvisory agreement among the Manager, the Adviser and Batterymarch Financial Management, Inc. (“Batterymarch”), the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Ltd. (“Western Japan”) and the subadvisory agreement among the Manager, the Adviser, Western Asset and Western Asset Management Company Limited (“WAML”) (each, a “Subadvisory Agreement”). Western Asset, ClearBridge, Batterymarch, Western Japan and WAML are each referred to herein as a Subadviser. The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”) met on October 12, 2011, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Manager, the Adviser and the Subadvisers to assist the Board, and in particular the Independent Trustees, in considering renewal of the Management, Advisory and Subadvisory Agreements, respectively. At such October meeting the Independent Trustees reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Independent Trustees further discussed renewal of the Management, Advisory and Subadvisory Agreements in executive session held on November 16, 2011.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether continuance of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Management Agreement, the Advisory Agreement and each Subadvisory Agreement. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager, the Adviser and each Subadviser under the Management, Advisory and Subadvisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Adviser and Subadvisers. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, including the management of cash

Legg Mason Strategic Real Return Fund	47

and short-term instruments, and the Manager’s role in coordinating the activities of the Adviser and Subadvisers, as applicable, and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager, the Adviser and the Subadvisers took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager, the Adviser and the Subadvisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager to the Legg Mason fund complex had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

The Board considered the division of responsibilities between the Manager, the Adviser and the Subadvisers and the oversight provided by the Manager and/or the Adviser, as applicable. The Board also considered the Adviser’s and the Subadvisers’ brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. The Board also received from the contract review consultant analysis of the risk adjusted performance of the Fund compared with its corresponding Lipper benchmark index. The Board also reviewed performance information for the Fund showing rolling returns based upon trailing performance. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that the Fund’s outperformance for the one-year period ended June 30, 2011 resulted in a first quintile performance ranking. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management, advisory and subadvisory services

48	Legg Mason Strategic Real Return Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provided by the Manager, the Adviser and the Subadvisers, respectively. The Board noted that the Manager or Western Asset, and not the Fund, pays the fee to the Adviser and Subadvisers. In addition, the Board reviewed and considered the actual management fee rate (after taking into account fees foregone and expense reimbursements by the Manager which reduced the management fee paid to the Manager to zero) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager, the Adviser, and the Subadvisers charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager and the Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out the range of fees based on asset classes. In addition, the Manager provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were lower than average (second and first quintiles, respectively) and that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2011, which corresponds to Legg Mason’s most recently completed fiscal year. The Trustees considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex, the Board concluded that

Legg Mason Strategic Real Return Fund	49

although there were no currently existing breakpoints, any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Manager’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of each Agreement is in the best interest of the Fund.

50	Legg Mason Strategic Real Return Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Strategic Real Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

Legg Mason Strategic Real Return Fund	51

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

52	Legg Mason Strategic Real Return Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Senior Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

Legg Mason Strategic Real Return Fund	53

Interested Trustees[3]
Mark R. Fetting
Year of birth	1954
Position(s) with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 31 portfolios.
Other directorships held by Trustee during past five years	None
R. Jay Gerken Legg Mason 620 Eighth Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other directorships held by Trustee during past five years	None

54	Legg Mason Strategic Real Return Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Strategic Real Return Fund	55

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

56	Legg Mason Strategic Real Return Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2011:

Record date:	12/28/2010
Payable date:	12/29/2010
Ordinary income:
Qualified dividend income for individuals	16.84%
Dividends qualifying for the dividends received deduction for corporations	4.16%
Interest from Federal Obligations	21.88%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason

Strategic Real Return Fund

Board of trustees

Mark R. Fetting Chairman

R. Jay Gerken President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Legg Mason Global Asset Allocation, LLC

Subadvisers

Batterymarch Financial Management, Inc.

ClearBridge Advisors, LLC

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Counsel

K&L Gates LLP

Washington, DC

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Strategic Real Return Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013120 1/12 SR11-1558

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2010 and November 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2010 and $90,448 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $6,000 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken President
Legg Mason Global Asset Management Trust

Date:	January 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken President
Legg Mason Global Asset Management Trust

Date:	January 25, 2012

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Global Asset Management Trust

Date:	January 25, 2012